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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2002


                                    NVR, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Virginia                      1-12378             54-139436
  --------------------------------------------------------------------------
  (State or other jurisdiction of    (Commission File     (I.R.S. Employer
   incorporation or organization)         Number)        Identification No.)


       7601 Lewinsville Road, Suite 300, McLean, Virginia       22102
       -----------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code: 703-761-2000


        ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    ----------------------------------------
                           Exhibit Index is on page 5.

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                                    NVR, INC.

Item 5. Other Events.

     On February 28, 2002, NVR, Inc. issued a press release, which is set forth as Exhibit 99.1 to this Current Report.

Item 7(c). Exhibits

         Exhibit Number               Exhibit Description
         --------------               -------------------
         99.1                         Press Release


                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NVR, Inc.

Date:  March 1, 2002                   By: /s/ Paul C. Saville
                                           --------------------------------
                                       Name:   Paul C. Saville
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                       3

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                                INDEX TO EXHIBITS

Exhibit Number          Exhibit Description                Page
--------------          -------------------                ----

99.1                    Press Release                       5


                                       4